Exhibit 99

BGC Financial Non - Deal Roadshow Investing Today for a Brighter Tomorrow December 6, 2013 New York, NY

1 Safe Harbor Statement/Regulation G Information Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic C ity Electric, including each of their respective subsidiaries, are forward - looking statements within the meaning of the U.S. federal securitie s laws and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs and current expectations of one or more of PHI, Pepco, DPL or ACE ( each, a Reporting Company) or their subsidiaries. In some cases you can identify forward - looking statements by terminology such as “may,” “might,” “will,” “should, ” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potent ial ,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of s tra tegy that involve risks and uncertainties. Forward - looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies’ or their subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such fo rwa rd - looking statements. Therefore, forward - looking statements are not guarantees or assurances of future performance, and actual results cou ld differ materially from those indicated by the forward - looking statements. These forward - looking statements are qualified in their enti rety by, and should be read together with, the risk factors included in the “Risk Factors” section and other statements in each Reporting Com pany’s annual report on Form 10 - K for the year ended December 31, 2012 filed on March 1, 2013 and in other Securities and Exchange Commission (SEC) filings , and investors should refer to these risk factor sections and such other statements. All such factors are difficult to predict, contain uncertainties, are beyond each Reporting Company’s or its subsidiaries’ control and may cause actual results to differ materially from those contained in the forward - looking statements. Any forward - looking statements speak only as of the date of this presentation and none of the Reporting Companies undertakes any obligation to update any forward - looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, an d i t is not possible for a Reporting Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on such Reporting Company’s or its subsidiaries’ business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward - looking statement. Any specific factors that may be provided should not be construed as exhaustive. PHI routinely makes available important information with respect to each Reporting Company, including copies of each Reportin g C ompany’s annual, quarterly and current reports filed with or furnished to the SEC under the Securities Exchange Act of 1934, on PHI’s website at http://www.pepcoholdings.com/investors. PHI recognizes its website as a key channel of distribution to reach public investor s a nd as a means of disclosing material non - public information to comply with each Reporting Company’s disclosure obligations under SEC Regulatio n FD. PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guida nce ) excluding certain items (non - GAAP financial information) because management believes that these items are not representative of PHI’s ongo ing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI’s per iod - over - period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, P HI’ s reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in t he United States (GAAP).

2 49% 27% 22% 2% Pepco Delmarva Power Atlantic City Electric Pepco Energy Services Strategic Focus ▪ Invest in T&D infrastructure ▪ Achieve operational excellence, focused on reliability and meeting customer expectations ▪ Implement Smart Grid ▪ Achieve reasonable regulatory outcomes Power Delivery Pepco Energy Services ▪ Maintain profitable business while energy services market is in early stages of recovery ▪ Pursue healthy pipeline of future prospects in a growing underground transmission construction market Operating Income Business Mix Forecasted 2014 - 2018 Note: See Safe Harbor Statement at the beginning of today’s presentation.

3 Business Overview – Power Delivery Operating Company Service Customers GWh Bcf Service Area Population Electric 793,000 26,006 N/A 640 square miles - District of Columbia, major portions of Prince George's and Montgomery Counties in Maryland 2.2 Million Electric 503,000 12,641 N/A 5,000 square miles - Delmarva Peninsula 1.4 Million Gas 125,000 N/A 17 275 square miles - Northern Delaware .5 Million Electric 545,000 9,495 N/A 2,700 square miles - Southern one-third of New Jersey 1.1 Million Totals 1,966,000 48,142 17 8,340 square miles 2012 Annual Data Combined Service Territory

4 FERC 14% DC 20% MD 35% NJ 14% DE 17% Residential 36% Commercial 47% Government 10% Regulatory Diversity, 2012 Revenues Industrial 7% Customer Diversity, 2012 Electric Sales PHI Service Territory

5 Load $704 Customer Driven $682 Reliability & Aging Infrastructure $2,339 Transmission - Reliability $633 Transmission - Other $775 Other $681 Power Delivery – Growth Opportunity (1) See slide 26 for projected rate base by utility, by year (2) See slide 27 for capital expenditure forecast by utility, by year Capital Expenditures – 2014 - 2018 Forecast (Millions of Dollars) • 2012 year - end rate base of $6.4 billion (1) – Distribution - $4.9 billion ( 76%) – Transmission - $ 1.5 billion ( 24%) • FERC - regulated • Authorized ROEs of 11.3% or 12.8% • Five - year capital expenditure forecast of $ 5.8 billion (2) – Distribution - $4.4 billion (76%) – Transmission - $ 1.4 billion ( 24%) Robust five - year capital expenditure forecast provides opportunity for long - term earnings growth Note: See Safe Harbor Statement at the beginning of today’s presentation. 5 - Year Total: $5,814 ■ Distribution ■ Transmission

6 Power Delivery Construction Expenditure Forecast (Millions of Dollars) 2014 2015 2016 2017 2018 Total Distribution: Customer Driven (new service connections, 129$ 129$ 143$ 145$ 136$ 682$ meter installations, highway relocations) Reliability and Aging Infrastructure 502 467 451 450 469 2,339 (facility replacements/upgrades for system reliability) Load 143 111 177 134 139 704 (new/upgraded facilities to support load growth) Advanced Metering Infrastructure (AMI) (1) 2 - - - 8 10 Transmission: Customer Driven 6 2 4 8 8 28 Reliability 155 146 140 119 73 633 (facility replacements/upgrades for system reliability) Load and Other 157 142 116 128 204 747 Gas Delivery 29 28 28 28 29 142 Information Technology 66 33 24 21 22 166 Corporate Support and Other (2) 101 69 75 75 43 363 Total Power Delivery 1,290$ 1,127$ 1,158$ 1,108$ 1,131$ 5,814$ Note: See Safe Harbor Statement at the beginning of today’s presentation. (1) Installation of AMI in New Jersey is contingent on regulatory approval (2) Corporate Support and Other category includes facilities, communications and other capital expenditures supporting the PHI utilities

7 Forecast Capital Expenditures Comparison (Millions of Dollars) 2014 2015 2016 2017 2018 November 2012 $1,210 $1,194 $1,111 $1,186 N/A November 2013 1,290 1,127 1,158 1,108 $1,131 Change $80 ($67) $47 ($78) N/A Distribution - Lower Reliability and Aging Infrastructure Initiatives (1) ($157) Distribution - Higher load and customer request work 70 Smart Grid - Delayed implementation in ACE (52) Transmission - Refinement of the transmission plan 49 Other, net (2) 72 Total ($18) Key Drivers of Change in Power Delivery Capital Forecast 2014 - 2017 Note: See Safe Harbor Statement at the beginning of today’s presentation. (1) Primarily reflects reduction in reliability and resiliency expenditures for Atlantic City Electric (2) Other, net includes customer billing system, facilities, and communications expenditures supporting the PHI utilities

8 $3,692 $4,136 $4,630 $5,248 $5,750 $6,097 $6,547 $6,972 $7,317 $224 $230 $240 $256 $265 $274 $281 $286 $297 $1,192 $1,336 $1,514 $1,670 $1,758 $1,972 $2,088 $2,219 $2,284 $5,108 $5,702 $6,384 $7,174 $7,773 $8,343 $8,916 $9,477 $9,898 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2010A 2011A 2012A 2013E 2014P 2015P 2016P 2017P 2018P Electric Distribution Gas Distribution Transmission Infrastructure Investment – The Driver of Growth Total Rate Base Growth - 38% Electric Distribution Rate Base Growth - 39 % Transmission Rate Base Growth - 37% Year - End Rate Base (Millions of Dollars) Notes: A = Actual, E = Estimate, P = Projected; rate base growth percentages are over the 2013 – 2018 period Note: See Safe Harbor Statement at the beginning of today’s presentation.

9 Smart Grid Implementation ▪ Advanced Metering Infrastructure • DPL DE – Meter installation and activation complete for electric customers • DPL MD – Meter installation and activation underway • Pepco – Meter installation and activation nearly complete • Recovery through rates in DE (70% as of June 2013) • Regulatory assets established in MD and DC ▪ Energy efficiency and demand response programs • Demand response programs approved in MD and NJ, recovery through a surcharge • Energy efficiency approved in MD, recovery through a surcharge ▪ Revenue decoupling • Implemented in MD and DC • ~ 65% of total distribution revenue is decoupled ▪ Dynamic pricing – Peak Energy Savings Program • Launched in DPL DE and Pepco MD in June 2013 • Two requests for energy conservation occurred in each jurisdiction • 600,000 customers participated, electricity usage was reduced by over 1,980,000 kWh • Phase - in for residential customers in DPL MD and Pepco DC planned to begin in 2014 Note: See Safe Harbor Statement at the beginning of today’s presentation.

10 Regulatory Distribution Returns on Equity Jurisdiction/Company Twelve Month Measurement Period Estimated Per Books Rate Base (Millions of Dollars) Estimated Per Books Return on Equity Authorized Return on Equity MD – Pepco 6/30/13 (Avg. Rate Base) $1,230 6.91% 9.36% DC – Pepco (1) 12/31/12 (Avg. Rate Base) $1,235 5.38% 9.50% DE – DPL Electric 6/30/13 (Avg. Rate Base) $688 6.20% 9.75% MD – DPL 6/30/13 (Avg. Rate Base) $468 8.28% 9.81% (2) DE – DPL Gas 6/30/13 (Avg. Rate Base) $251 5.61% 9.75% (2) NJ – ACE 6/30/13 (Pd. End Rate Base) $1,099 3.56% 9.75% (1) Based on pending rate case filing, since rate of return reports are not required during a base rate case (2) ROE for purposes of calculating the Allowance for Funds Used During Construction (AFUDC ) and regulatory asset carrying costs Note: See Safe Harbor Statement at the beginning of today’s presentation.

11 Our Strategy for Reducing Regulatory Lag Reduce Regulatory Lag Frequent Rate Case Filings Maryland: Grid Resiliency Charge approved District of Columbia: DC Mayor Power Line Undergrounding - Legislative Hearings Delaware: Forward Looking Rate Plan filed with Delaware Public Service Commission New Jersey: Consolidated Tax Adjustment - Generic Proceeding underway Maryland: Statute – 7 months District of Columbia: No statute, PSC target to complete cases within 9 months of filing Delaware: Statute – 7 months New Jersey: Statute – 9 months; Extensions granted Initiatives Underway by Jurisdiction Note: See Safe Harbor Statement at the beginning of today’s presentation.

12 Distribution Rate Cases – Summary Jurisdiction/ Company Requested Revenue Requirement Increase Revenue Requirement Increase Approved or Interim Rates in Place Requested Return on Equity (ROE) Return on Equity Approved Filing Date Timing of Decision NJ – ACE $70.4 $25.5 10.25% 9.75% 1/4/13 Settlement Approved 6/21/13 MD – Pepco $60.8 $27.9 10.25% 9.36% 11/30/12 Order 7/12/13 MD – DPL $22.8 $15.0 10.25% 9.81% (1) 3/29/13 Settlement Approved 8/30/13 DE – DPL Gas $12.0 (3) $6.8 10.25% 9.75% (1) 12/7/12 Settlement Approved 10/22/13 DC – Pepco $44.1 (3) − 10.25% − 3/8/13 Q1 - 2014 DE – DPL Electric $39.0 (3) − (2) 10.25% − 3/22/13 April 2014 (Millions of Dollars) Note: See Safe Harbor Statement at the beginning of today’s presentation. (1) ROE for purposes of calculating the AFUDC and regulatory asset carrying costs (2) As permitted by Delaware law, Delmarva Power implemented interim rate increases of $2.5 million on June 1, 2013 and $25.1 million on October 22, 2013, subject to refund (3) Most recent filed position

13 Distribution Rate Cases – Recent Decision Atlantic City Electric – New Jersey (Millions of Dollars) Filed Position Approved Settlement Date 1/4/13 6/21/13 Adjusted Rate Base $1,198.9 $1,008.9 Equity Ratio 49.0% 48.7% Return on Equity (ROE) 10.25% 9.75% Net Revenue Requirement Increase* $70.4 $25.5 Residential Total Bill % Increase 7.0% 2.4% New Rates Effective N/A 7/1/13 Atlantic City Electric - Docket No. ER12121071 * Excluding sales and use tax ▪ Annual pre - tax earnings impact - $25 million including: • Full recovery of $70.0 million in incremental storm restoration costs – Capital costs of $44.2 million will be included in rate base – O&M expenses of $25.8 million will be amortized over a three - year period • Depreciation expense reduced by $8.3 million per year ▪ Planned capital expenditures reduced - as a result of the settlement, distribution and other related capital expenditures will be reduced by a total of approximately $140 million through 2015 to better align spending with revenue ▪ Consolidated Tax Adjustment (CTA) proceeding underway - Board of Public Utilities is reviewing input ▪ Plan to file next base rate case in the first quarter of 2014 Note: See Safe Harbor Statement at the beginning of today’s presentation.

14 Distribution Rate Cases – Recent Decision Pepco – Maryland (Millions of Dollars) Filed Position Approved Date 11/30/12 7/12/13 Adjusted Rate Base $1,296.9 $1,183.1 Equity Ratio 49.5% 48.9% Return on Equity (ROE) 10.25% 9.36% Net Revenue Requirement Increase $60.8 $27.9 Residential Total Bill % Increase 5.0% 2.2% New Rates Effective N/A 7/12/13 Pepco - Maryland Case No. 9311 Note: See Safe Harbor Statement at the beginning of today’s presentation. ▪ Annual pre - tax earnings impact, including changes in depreciation and amortization, is $27 million ▪ Grid Resiliency Charge • Approved $24 million for priority feeder program; $12 million in 2014 and 2015 • Commission supports additional study of proposed undergrounding project ($151 million; six distribution feeders) • Did not approve additional $17 million for accelerated tree trimming ▪ Notice of appeal filed on July 26 th with the Circuit Court for the City of Baltimore ▪ Plan to file next base rate case in the fourth quarter of 2013

15 Distribution Rate Cases – Recent Decision Delmarva Power – Maryland (Millions of Dollars) Filed Position Approved Settlement Date 3/29/13 8/30/13 Adjusted Rate Base $507.8 Not specified Equity Ratio 49.6% Not specified Return on Equity (ROE) 10.25% 9.81% (2) Net Revenue Requirement Increase (1) $22.8 $15.0 Residential Total Bill % Increase 5.5% 3.6% New Rates Effective N/A 9/15/13 Delmarva Power - Maryland Case No. 9317 (1) The settlement also provides for $ 6 million in incremental storm restoration costs to be amortized over a five - year period (2) ROE for purposes of calculating the AFUDC and regulatory asset carrying costs Note: See Safe Harbor Statement at the beginning of today’s presentation. ▪ Annual pre - tax earnings impact, including changes in amortization expense resulting from storm cost recovery, will be $14 million ▪ Grid Resiliency Charge • Approved $4 million for priority feeder program; $2 million in 2014 and 2015 • Did not approve additional $6 million for accelerated tree trimming

16 (Millions of Dollars) Most Recent Filed Position Approved Settlement Date 7/15/13 10/22/13 Adjusted Rate Base $276.8 Not specified Equity Ratio 49.2% Not specified Return on Equity (ROE) 10.25% 9.75%* Net Revenue Requirement Increase $12.0 $6.8 Residential Total Bill % Increase 6.1% 3.8% New Rates Effective N/A 11/1/13 Delmarva Power - Delaware Gas Docket No. 12-546 Distribution Rate Cases – Recent Decision Delmarva Power – Delaware Gas * ROE for purposes of calculating the AFUDC and regulatory asset carrying costs ▪ Phase - in recovery of Interface Management Unit assets into customer rates: 50% May 1, 2014, with the remainder of assets in rates March 1, 2015 Note: See Safe Harbor Statement at the beginning of today’s presentation.

17 Distribution Rate Cases – Pending Pepco – District of Columbia Most Recently Filed Position 9/16/13 Test Period 12 mos. actual data ending 12/31/12 Adjusted Rate Base $1,360.6 Equity Ratio 49.2% Return on Equity (ROE) 10.25% Net Revenue Requirement Increase $44.1 (1)(2) Residential Total Bill % Increase 6.6% Revenue Requirement Equating to 25 Basis Point Change in ROE $2.8 (Millions of Dollars) Pepco - District of Columbia FC No. 1103 Regulatory lag mitigation measure proposed: ▪ Test period adjusted to recover additional reliability plant additions from September 2013 through December 2013 ($5.1 million of revenue) (1) Once a revenue requirement is approved, depreciation expense will increase by $ 5.3 million based on filed depreciation study (2) Intervenors’ revenue requirements are as follows: Washington Metropolitan Area Transit Authority (WMATA) $44.2 million based on 9.6% ROE; Apartment and Office Building Association (AOBA) $23.0 million based on 9.1% ROE; Office of People’s Counsel (OPC) ($10.5) million based on 8.8% ROE Note: See Safe Harbor Statement at the beginning of today’s presentation. Procedural Schedule Initial Filing Date 3/8/13 Intervenors' Testimony 8/9/13 Rebuttal Testimony 9/16/13 Evidentiary Hearings 11/4 - 11/8/13 Initial Briefs 12/3/13 Reply Briefs 12/17/13 Expected Timing of Decision Q1-2014

18 Distribution Rate Cases – Pending Delmarva Power – Delaware Electric Most Recently Filed Position 9/20/13 Test Period 12 mos. actual data ending 12/31/12 Adjusted Rate Base $745.6 Equity Ratio 49.2% Return on Equity (ROE) 10.25% Net Revenue Requirement Increase $39.0 (1)(2) Residential Total Bill % Increase 5.4% Revenue Requirement Equating to 25 Basis Point Change in ROE $1.5 (Millions of Dollars) Delmarva Power - Delaware Electric Docket No. 13-115 Regulatory lag mitigation measure proposed: ▪ Test period adjusted to recover additional reliability plant additions from January 2013 through December 2013 ($8.8 million of revenue) Note: See Safe Harbor Statement at the beginning of today’s presentation. (1) As permitted by Delaware law, Delmarva Power implemented interim rate increases of $2.5 million on June 1, 2013 and $25.1 million on October 22, 2013, subject to refund (2) Intervenors’ revenue requirements are as follows: PSC Staff $11.4 million based on 9.35% ROE; Division of Public Advocate $7.3 million based on 9.35% ROE Procedural Schedule Initial Filing Date 3/22/13 Intervenors' Testimony 8/16/13 Rebuttal Testimony 9/20/13 Evidentiary Hearings 11/13 - 11/14, 11/18/13 Opening Brief 12/30/13 Answering Briefs 1/21/14 Responding Briefs 2/3/14 Hearing Examiner's Report 3/3/14 Expected Timing of Decision April 2014

19 Proposed Forward Looking Rate Plan Filing – Delmarva Power – Delaware Electric ▪ In Delmarva Power’s November 2012 Delaware Electric settlement (Docket No. 11 - 528), Delmarva Power, the Delaware Public Service Commission (DPSC) Staff and the Division of the Public Advocate agreed to meet to discuss: • Establishment of metrics to help customers understand the benefits of infrastructure investment • Alternative regulatory mechanisms, including multi - year rate plans ▪ On October 2, 2013, Delmarva Power filed a unique Forward Looking Rate Plan (FLRP) in Delaware (electric) • Filing proposes annual rate increases over a four - year period • FLRP provides the opportunity for Delmarva Power to earn the proposed allowed ROE of 9.75% • The FLRP also proposes stricter reliability standards, with bill credits to customers in the event that minimum reliability standards are not met ▪ O n October 22, 2013, the DPSC opened Docket No. 13 - 384 to review the details of the FLRP • Delmarva Power will update and re - file the FLRP after the completion of the pending base rate case Note: See Safe Harbor Statement at the beginning of today’s presentation. The adoption of the FLRP would reduce regulatory lag while moving the Company towards a more efficient and performance based framework

20 Pepco Undergrounding Status – District of Columbia ▪ In May 2013, the Mayor of the District of Columbia (District) accepted the recommendations presented by the Power Line Undergrounding Task Force: • A seven to ten year , $1 billion program to underground up to 60 high voltage distribution feeder lines, which historically have been most impacted by storms and overhead related outages • The program is expected to result in 95% improved reliability for customers served by those power lines ▪ Funding will be split 50/50 between Pepco and the District: • Pepco’s funding will be approximately 50% debt and 50% equity (from parent) totaling $500 million; return targeted at the authorized Return on Equity (currently, 9.5%) • District’s funding will be $375 million in municipal bonds and up to $125 million in District Department of Transportation improvement funds • Pepco’s cost recovery will be through a consumer surcharge until the assets are moved to rate base • For residential customers, the rate impact will start at approximately $1.50 per month and will increase to a maximum of $3.25 after seven years, or approximately a 3.23% increase in total bill ▪ In October 2013, the District Council Committees held a joint hearing on the legislation where the testimony provided was supportive ; legislation expected to be voted on in the fourth quarter of 2013, and, if passed, could be final in the first quarter of 2014 ▪ Once passed by the District Council, the Commission is expected to approve the financing and surcharge application associated with the legislation in the third quarter of 2014 Note: See Safe Harbor Statement at the beginning of today’s presentation.

21 Pepco Energy Services – Overview ESCO business : Provides government and institutional customers with competitive energy efficiency services ▪ Energy Efficiency • Designs, builds, and operates energy efficiency projects • Since 1995, completed over $1 billion of projects ▪ Combined Heat and Power (CHP) • Develops, constructs and operates CHP and thermal energy plants Thermal business : Provides steam and chilled water to hotel and casino customers in Atlantic City under long - term contracts through a system it owns and operates Underground transmission and distribution business : WA Chester provides underground transmission and distribution construction and maintenance services for utilities ▪ Energy supply business • Wind - down completed in Q2 2013 • Two peaking power plants retired in Q2 2012 Note: See Safe Harbor Statement at the beginning of today’s presentation.

22 Pepco Energy Services ▪ ESCO market is in the early stages of recovery and contract signings are up from last year • Signed $38 million of energy efficiency contracts YTD through September 2013 versus $7 million during the same period in 2012 ▪ Underground transmission and distribution construction business remains strong • Signed $41 million in underground transmission contracts YTD through September 2013 versus $31 million during the same period in 2012 Signed Contracts YTD Sept 2013 vs. YTD Sept 2012 (Millions of Dollars) Continue to expect that PES will contribute approximately $5 million in after - tax earnings in 2013 ▪ Year - to - date PES earned $3 million in net income from continuing operations compared to $1 million in adjusted* net income from continuing operations through September 2012 $0 $10 $20 $30 $40 $50 ESCO WA Chester YTD Sept 2012 YTD Sept 2013 * Excludes $3 million ($5 million, pre - tax) of impairment charges related to long - lived assets. Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation.

23 2013 Earnings Guidance ▪ Pepco Holdings 2013 earnings guidance range is $1.08 - $1.18 per share ▪ The guidance range excludes: • The results of discontinued operations and the impact of any special, unusual or extraordinary items, and ▪ The guidance range assumes: • Normal weather conditions for the fourth quarter of 2013 Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentation.

24 ▪ Rate base growth ▪ Regulatory lag reduction ▪ Manageable financing requirements ▪ Current yield is higher than the average yield for S&P 500 Electric Utilities ▪ Committed to the current dividend ▪ Long - term dividend payout ratio targeted to align with utility peers PHI Value Proposition – Poised for Above Average Total Return Note: See Safe Harbor Statement at the beginning of today’s presentation. Key Earnings Drivers Attractive Dividend Above Average Total Return

Appendix

26 (Millions of Dollars) 2013 2014 2015 2016 2017 2018 Estimated Projected Projected Projected Projected Projected Distribution – Electric Pepco $2,825 $3,160 $3,430 $3,739 $4,021 $4,243 Delmarva Power 1,271 1,378 1,457 1,527 1,598 1,667 Atlantic City Electric 1,152 1,212 1,210 1,281 1,353 1,407 Total Distribution – Electric $5,248 $5,750 $6,097 $6,547 $6,972 $7,317 Distribution – Gas $256 $265 $274 $281 $286 $297 Transmission Pepco $667 $673 $722 $746 $743 $792 Delmarva Power 562 597 629 671 752 778 Atlantic City Electric 441 488 621 671 724 714 Total Transmission $1,670 $1,758 $1,972 $2,088 $2,219 $2,284 Total Distribution & Transmission $7,174 $7,773 $8,343 $8,916 $9,477 $9,898 Projected Rate Base by Utility Note: See Safe Harbor Statement at the beginning of today’s presentation.

27 (Millions of Dollars) 2014 2015 2016 2017 2018 Total 2014 - 2018 Pepco Distribution 505$ 480$ 481$ 442$ 465$ 2,373$ Distribution - Smart Grid - - - - - - Transmission 113 74 43 74 91 395 Other 91 54 36 29 23 233 Total 709$ 608$ 560$ 545$ 579$ 3,001$ Delmarva Power Distribution 162$ 149$ 153$ 159$ 155$ 778$ Distribution - Smart Grid 2 - - - - 2 Transmission 96 88 119 96 138 537 Gas Delivery 29 28 28 28 29 142 Other 51 32 24 28 20 155 Total 340$ 297$ 324$ 311$ 342$ 1,614$ Atlantic City Electric Distribution 107$ 78$ 137$ 128$ 124$ 574$ Distribution - Smart Grid - - - - 8 8 Transmission 109 128 98 85 56 476 Other 25 16 39 39 22 141 Total 241$ 222$ 274$ 252$ 210$ 1,199$ Total Power Delivery Distribution 774$ 707$ 771$ 729$ 744$ 3,725$ Distribution - Smart Grid 2 - - - 8 10 Transmission 318 290 260 255 285 1,408 Gas Delivery 29 28 28 28 29 142 Other 167 102 99 96 65 529 Total 1,290$ 1,127$ 1,158$ 1,108$ 1,131$ 5,814$ Forecast Capital Expenditure Plan 2014 – 2018 Note: See Safe Harbor Statement at the beginning of today’s presentation.

28 Sales and Decoupling ▪ The year - to - date sales decline was primarily due to lower commercial sales in Delmarva Power and Pepco, lower residential sales in Delmarva Power and lower Atlantic City Electric sales in all customer classes ▪ With decoupling in place in Maryland and the District of Columbia, approximately two - thirds of forecasted distribution revenue is decoupled from consumption 2013 vs. 2012 2013 % Change Pepco 19,852 (0.7%) Delmarva Power 9,480 (2.7%) Atlantic City Electric 7,132 (2.8%) Total Power Delivery 36,464 (1.7%) * Weather normalized gigawatt hour sales September Year-to-Date Sales* Note: See Safe Harbor Statement at the beginning of today’s presentation.

29 Cross - Border Energy Leases ▪ In the first half of 2013, we recorded the following non - cash charges to earnings (after - tax): • $ 313 million to reduce the carrying value of the cross - border energy lease investments • $82 million of related net interest expense • $101 million of valuation allowances related to certain PCI deferred tax assets ▪ As of July 26, 2013, we have completed the early termination of all of our cross - border energy lease investments: • For 2013 in aggregate, we received net cash proceeds of $873 million and recorded an after - tax loss of $ 2 million (including transaction costs) in connection with the early termination of the lease investments • Substantially all of the proceeds were used to repay parent company short - term debt, with the balance invested in short - term investments • In 2014 we expect a significant portion of the proceeds to be allocated to the utility subsidiaries Note: See Safe Harbor Statement at the beginning of today’s presentation.

30 Credit Facility ▪ On August 1, 2013, PHI and its utility subsidiaries extended the expiration date of the $1.5 billion credit facility by one year to August 1, 2018; the terms and conditions of the credit facility otherwise remained unchanged Delmarva Power Bond Issuance ▪ Delmarva Power priced $300 million first mortgage bonds on November 7, 2013 • Coupon – 3.50% • Maturity Date - November 15, 2023 • Closing - November 15, 2013 • Proceeds, net of fees and expenses - $297 million • Use of Proceeds - R epay $ 250 million first mortgage bonds at maturity on December 1, 2013, repay outstanding commercial paper and for general corporate purposes Pepco Bond Issuance ▪ Pepco priced $150 million first mortgage bonds on November 14, 2013 • Coupon - 4.95% • Maturity Date - November 15, 2043 • Closing - November 21, 2013 • Proceeds, net of fees and expenses - $148 million • Use of Proceeds - Repay outstanding commercial paper issued to fund the repayment at maturity of $200 million of 4.95% first mortgage bonds on November 15, 2013 Recent Financings 30 Given the net proceeds from the early termination of the cross - border energy lease investments, next anticipated equity issuance will be beyond 2015 Note: See Safe Harbor Statement at the beginning of today’s presentation.

31 FERC Filing Challenging O ur T ransmission R ates ▪ On February 27, 2013, the public service commissions and public advocates in all four of our jurisdictions made a Section 206 filing with FERC challenging the transmission rates of each of our three utilities ▪ Two primary issues were included in the filing: • Request to reduce the base ROE to 8.7% based on a zone of reasonableness between 6.78% and 10.33% • Request to modify the formula rate protocols in order to require additional data and identification and justification of costs ▪ The impact of a 100 basis - point change in the transmission ROE is approximately $7 million in after - tax earnings ▪ On April 3, we filed a response to the complaint requesting that FERC dismiss the complaint on the grounds that it failed to meet the required burden to demonstrate that the existing rates and protocols are unjust and unreasonable ▪ Complaint is pending FERC review Note: See Safe Harbor Statement at the beginning of today’s presentation.

32 MAPP Abandoned Cost Recovery ▪ O n February 28, 2013, FERC issued an order concluding that the MAPP project was canceled for reasons beyond the Company’s control and granted recovery of prudently incurred costs ▪ K ey elements of the Order: • Established a hearing to review the prudence of the $87.5 million abandonment costs and the requested 5 year amortization period • Disallowed the incentive and RTO membership adders, which reduce the project’s ROE from 12.8% to 10.8% • Denied 50% recovery of the $ 4 million of costs incurred prior to November 1, 2008 (the date of the MAPP incentive order) ▪ The Company filed a rehearing request on April 1 challenging the disallowance of the ROE adders as well as the denial of 50% of the costs incurred prior to November 1, 2008 ▪ In the first quarter 2013, the $2 million of costs that were denied recovery were charged to expense ▪ The proceeding is before a settlement judge; several settlement conferences and rounds of informal data requests have occurred Note: See Safe Harbor Statement at the beginning of today’s presentation.

33 (Millions of Dollars) Three Months Ended September 30, Nine Months Ended September 30, 2013 2012 2013 2012 Reported (GAAP) Net Income from Continuing Operations $ 110 $ 87 $ 52 $ 184 Adjustments (after - tax )*:  Change in assessment of corporate tax benefits related to the cross - border energy lease investments – – 66 –  Potomac Capital Investment Corporation (PCI) valuation allowances related to certain deferred tax assets – – 101 –  Impairment charges related to Pepco Energy Services long - lived assets – 1 – 3 Adjusted Net Income from Continuing Operations (Non - GAAP) $ 110 $ 88 $ 219 $ 187 * Calculated, where applicable, using a composite income tax rate of 35%. Note: See Regulation G Information at the beginning of today’s presentation. Reconciliation of Third Quarter GAAP Earnings to Adjusted Earnings

34 Reconciliation of Third Quarter GAAP EPS to Adjusted EPS Note: See Regulation G Information at the beginning of today’s presentation. Earnings per Share from Continuing Operations Three Months Ended September 30, Nine Months Ended September 30, 2013 2012 2013 2012 Reported (GAAP) Earnings per Share from Continuing Operations $ 0.44 $ 0.38 $ 0.21 $ 0.80 Adjustments (after - tax )*:  Change in assessment of corporate tax benefits related to the cross - border energy lease investments – – 0.27 –  PCI valuation allowances related to certain deferred tax assets – – 0.42 –  Impairment charges related to Pepco Energy Services long - lived assets – – – 0.01 Adjusted Earnings per Share from Continuing Operations (Non - GAAP) $ 0.44 $ 0.38 $ 0.90 $ 0.81 * Calculated, where applicable, using a composite income tax rate of 35%.

35 Earnings Per Share Variance – Three Months Ended September 30 (1) The 2012 weighted average number of diluted shares outstanding was 231 million. (2) The effect of weather compared to the 20 - year average weather is estimated to have decreased earnings by $0.02 per share. (3) The 2013 weighted average number of diluted shares outstanding was 249 million. Note: See Regulation G Information at the beginning of today’s presentation. Three Months Ended September 30, Power Pepco Energy Corporate Total Delivery Services and Other PHI 2012 Earnings (loss) per share from Continuing Operations (GAAP) (1) $ 0.40 $ (0.01) $ (0.01) $ 0.38 Change from 2012 GAAP earnings (loss) per share from Continuing Operations Regulated Operations  Distribution Revenue - Weather (estimate) (2) (0.02)   (0.02) - Rate Increases 0.11   0.11 - Other Distribution Revenue (0.01)   (0.01)  Network Transmission Revenue 0.01   0.01  Standard Offer Service Margin (0.01)   (0.01)  Operation & Maintenance 0.03   0.03  Depreciation & Amortization (0.02)   (0.02) Pepco Energy Services  0.01  0.01 Corporate and Other     Net Interest Expense     Income Tax Adjustments 0.01  (0.01)  Dilution (0.04)   (0.04) 2013 Earnings (loss) per share from Continuing Operations (GAAP) (3) $ 0.46 $  $ (0.02) $ 0.44

36 Earnings Per Share Variance – Nine Months Ended September 30 (1) The 2012 weighted average number of diluted shares outstanding was 229 million. (2) Management believes the adjusted items are not representative of the Company's ongoing business operations. The presentation of this Non - GAAP financial information is intended to complement, and should not be considered an alternative to, the GAAP information . (3) The effect of weather compared to the 20 - year average weather is estimated to have increased earnings by $0.01 per share. (4) The 2013 weighted average number of diluted shares outstanding was 245 million. Note: See Regulation G Information at the beginning of today’s presentation. Nine Months Ended S eptember 30, Power Pepco Energy Corporate Total Delivery Services and Other PHI 2012 Earnings (loss) per share from Continuing Operations (GAAP) (1) $ 0.84 $ (0.01) $ (0.03) $ 0.80 2012 Adjustment (2)  Pepco Energy Services impairment charges  0.01  0.01 2012 Adjusted earnings (loss) per share from Continuing Operations (Non -GAAP) 0.84  (0.03) 0.81 Change from 2012 Adjusted earnings (loss) per share from Continuing Operations Regulated Operations  Distribution Revenue - Weather (estimate) (3) 0.01   0.01 - Rate Increases 0.23   0.23 - Other Distribution Revenue (0.01)   (0.01)  ACE Basic Generation Service (pri marily unbilled revenue) (0.01)   (0.01)  Standard Offer Service Margin (0.03)   (0.03)  Operation & Maintenance 0.02   0.02  Other, net (0.01)   (0.01)  Depreciation & Amortization (0.02)   (0.02) Pepco Energy Services  0.01  0.01 Corporate and Other     Net Interest Expense (0.03)  (0.02) (0.05) Income Tax Adjustments   0.01 0.01 Dilution (0.06)   (0.06) 2013 Adjusted earnings (loss) per share from Continuing Operations (Non -GAAP) 0.93 0.01 (0.04) 0.90 2013 Adjustments (2)  Change in assessment of corporate tax benefits related to the cross -border energy lease investments   (0.27) (0.27)  PCI valuation allowances related to certain deferred tax assets   (0.42) (0.42) 2013 Earnings (loss) per share from Continuing Operations (GAAP) (4) $ 0.93 $ 0.01 $ (0.73) $ 0.21